SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 July 12, 2002
                              ----------------------
                            (Earliest Event Reported)



                          Total System Services, Inc.
                          ---------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                        1-10254                      58-1493818
--------------              ------------------                --------------
(State of                   (Commission File                  (IRS Employer
  Incorporation)             Number)                           Identification
                                                               Number)



                   1600 First Avenue, Columbus, Georgia 31901
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                          ----------------------------
                         (Registrant's Telephone Number)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
------   ------------

         Effective August 1, 2002, Total System Services, Inc. ("TSYS") will begin utilizing Mellon Investor Services LLC as its new transfer agent, registrar and dividend disbursing agent for TSYS common stock. To facilitate an orderly transition of Dividend Reinvestment and Direct Stock Purchase Plan accounts from EquiServe Trust Company, N.A. to Mellon Investor Services, LLC, no transactions in these accounts will be processed from July 19, 2002 through August 1, 2002. Please contact TSYS Investor Relations at 1-706-649-5220 for additional information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  ------------------------------------------------------------------

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits - None

                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TOTAL SYSTEM SERVICES, INC.
                                             ("Registrant")


Dated: July 12, 2002                         By:/s/ Kathleen Moates
       --------------------                  -----------------------------------
                                                Kathleen Moates
                                                Senior Deputy General Counsel





























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